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                                                                  EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of RiverSource Life Insurance Company (the "Company") for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mark E. Schwarzmann, as Chief Executive Officer of the Company, and Brian J. McGrane, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/     Mark E. Schwarzmann
-------------------------------
Name:   Mark E. Schwarzmann
Title:  Chief Executive Officer
Date:   February 28, 2007

/s/     Brian J. McGrane
-------------------------------
Name:   Brian J. McGrane
Title:  Chief Financial Officer
Date:   February 28, 2007